UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  May 15, 2008

MEDAREX, INC.

(Exact name of registrant as specified in its charter)

New Jersey	0-19312	22-2822175
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

707 State Road, Princeton, N.J.	08540-1437
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (609) 430-2880

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 15, 2008, at the 2008 Annual Meeting of Shareholders (the “2008 Annual Meeting”) of Medarex, Inc. (“Medarex”), Medarex’s shareholders approved the amendment and restatement of Medarex’s 2005 Equity Incentive Plan, as amended (as amended, the “Restated Plan”).  Medarex’s Board of Directors (the “Board”) approved the Restated Plan on March 26, 2008, subject to, and effective upon, approval by Medarex’s shareholders.  The primary purposes of the amendment and restatement are to (i) increase the aggregate number of shares of Medarex’s common stock authorized for issuance under the Plan by 9,000,000 shares; (ii) ensure that certain performance-based awards granted under the Plan qualify as “performance-based compensation” within the meaning of Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”); and (iii) comply with guidelines for equity compensation plans established by certain of Medarex’s shareholders.

The Restated Plan was amended to:

•                  increase the number of shares of Medarex’s common stock (the “Common Stock”) authorized for issuance under the Restated Plan by 9,000,000 shares;

•                  replace the fixed share limits on the issuance of full value awards (all awards other than options and stock appreciation rights) with a provision by which the number of shares available for issuance under the Restated Plan will be reduced by one share for each share of Common Stock issued pursuant to options or stock appreciation rights and 1.60 shares for each share of Common Stock issued pursuant to full value awards;

•                  provide that the following shares will not be available for subsequent issuance: (1) any shares not delivered to a participant because such shares are withheld to satisfy tax withholding obligations under the Restated Plan or Medarex’s Predecessor Plans (as defined in the Restated Plan); (2) any shares not delivered to a participant because an award is “net exercised”; and (3) any shares tendered by a participant to pay the exercise price of an award;

•                  limit the maximum term of options granted under the Restated Plan to 10 years;

•                  establish minimum vesting guidelines for certain awards (a minimum of annual pro rata vesting over a three-year period for any deferred stock awards, other stock-based awards and deferred compensation awards that vest on the basis of a participant’s service and a minimum performance period of 12 months for any such awards or performance shares or units that vest on the basis of performance goals), except that up to 10% of the shares authorized for issuance under the Restated Plan may be subject to full value awards that do not meet such vesting guidelines, any deferred compensation awards that are granted in lieu of compensation that has been earned by a participant and that is otherwise payable in cash will not be subject to these vesting guidelines and the vesting of stock-based awards may be accelerated in the event of death, retirement or Change in Control (as defined in the Restated Plan);

•                  eliminate provisions that would permit certain management and highly compensated employees to receive, as deferred compensation awards, stock units in lieu of cash or shares of Common Stock otherwise issuable upon the exercise of options and stock appreciation rights or upon the settlement of performance awards;

•                  clarify that the definition of “full value awards” includes deferred compensation awards;

•                  for purposes of Section 162(m) of the Code, (1) establish an annual per-person limit of $2,000,000 on the final cash value of performance units granted under the Restated Plan, (2) establish the performance criteria upon which performance goals may be based with respect to performance-based awards under the Restated Plan, (3) provide for the ability to grant restricted stock awards, deferred stock awards and other stock-based awards that may qualify as performance-based compensation, and (4) provide the ability to make certain adjustments when calculating the attainment of performance goals for performance-based awards granted under the Restated Plan;

•                  clarify that the initial cash value of performance units granted under the Restated Plan may be up to $100;

•                  clarify that all awards granted to non-employee directors must be granted by a committee comprised solely of outside directors;

•                  provide that the Compensation Committee of the Board (the “Compensation Committee) may only provide for the acceleration of the exercisability or vesting of any award in the event of death, disability, retirement or Change in Control (as defined in the Restated Plan);

•                  eliminate the ability of the Compensation Committee to waive any deferral limitations with respect to any deferred stock award in the event of special circumstances;

•                  eliminate the ability of the Compensation Committee to waive any limitations with respect to any other stock-based award in the event of special circumstances; and

•                  clarify that the prohibition on repricing options and stock appreciation rights without prior stockholder approval applies to the cancellation of any outstanding option or stock appreciation right in exchange for cash, other awards or options or stock appreciation rights with an exercise price that is less than the exercise price of the original options or stock appreciation rights.

A more detailed summary of the changes adopted in the Restated Plan is set forth in Medarex’s definitive proxy statement for the 2008 Annual Meeting, filed with the Securities and Exchange Commission (the “Commission”) on April 7, 2008 (the “Proxy Statement”). The foregoing summary and the summary contained in the Proxy Statement do not purport to be complete and are qualified in their entirety by reference to the full text of the Restated Plan, which is filed as Exhibit 10.121 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 8.01. Other Events

On May 15, 2008, Medarex’s Board elected Ronald J. Saldarini, Ph.D., as initial lead independent director, to hold office until a successor is duly elected by the Board. Mr. Saldarini has been a director of Medarex since May 2001 and currently chairs the Compensation and Organization Committee of the Board.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

10.121	Medarex, Inc. 2005 Equity Incentive Plan, as amended.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MEDAREX, INC.

Date: May 20, 2008	/s/	Christian S. Schade
Christian S. Schade,
Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

10.121	Medarex, Inc. 2005 Equity Incentive Plan, as amended.